Exhibit 99.1
SPECIAL MEETING OF STOCKHOLDERS OF REPLIDYNE, INC. February 24, 2009 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030303300300031000 6 022409 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 and 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN In their discretion, the proxies named on the front of this card are authorized to vote 1. To approve the issuance of shares of Replidyne common stock pursuant to the upon such other matters as may properly come before the Special Meeting of Agreement and Plan of Merger and Reorganization, dated as of November 3, 2008, Stockholders and at any adjournment or postponement thereof. among Replidyne, Responder Merger Sub, Inc., a Minnesota corporation and a wholly owned subsidiary of Replidyne, and Cardiovascular Systems, Inc., a Minnesota The shares represented by this Proxy will be voted “FOR” Proposal Nos. 1, 2, 3, corporation. 4, 5 and 6 set forth herein if no instruction to the contrary is indicated or if no 2. To authorize Replidyne’s board of directors to amend Replidyne’s restated certificate instruction is given. of incorporation to effect a reverse stock split of the issued and outstanding shares of Replidyne’s common stock in a ratio of up to one for 50, if and as determined by Replidyne’s board of directors. 3. To approve an amendment to Replidyne’s restated certificate of incorporation to change the name “Replidyne, Inc.” to “Cardiovascular Systems, Inc.” 4. To approve Replidyne’s assumption of the Cardiovascular Systems, Inc. 2007 Equity Incentive Plan to be used by Replidyne following the consummation of the merger, together with an increase in the number of shares of Cardiovascular Systems common stock reserved for issuance under the plan from 3,379,397 to 3,879,397, which following the merger will be converted into shares of Replidyne common stock, subject to further adjustment for the reverse stock split anticipated before closing of the merger. 5. To approve an amendment to the Replidyne, Inc. 2006 Employee Stock Purchase Plan to (i) increase the number of shares of Replidyne common stock reserved under the plan from 305,872 to 1,920,872, subject to further adjustment for the reverse stock split anticipated before the closing of the merger and (ii) amend the “evergreen” provisions of the plan to provide that on July 1st of each year, beginning with July 1, 2009, the share reserve under the plan automatically will be increased by a number of shares equal to the lesser of (A) one percent (1.0%) of the total number of shares of Replidyne common stock outstanding on such date, or (B) 1,800,000 shares (subject to adjustment for the reverse stock split anticipated before the closing of the merger), unless Replidyne’s board of directors designates a smaller number of shares. 6. If necessary, to adjourn the Replidyne special meeting to solicit additional proxies if there are not sufficient votes for Proposal No. 1, 2, 3, 4 or 5. I PLAN TO ATTEND THE MEETING To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF REPLIDYNE, INC. February 24, 2009 PROXY VOTING INSTRUCTIONS MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. - OR - TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the COMPANY NUMBER instructions. Have your proxy card available when you call. - OR — ACCOUNT NUMBER INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. - OR - IN PERSON — You may vote your shares in person by attending the Special Meeting. You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030303300300031000 6 022409 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 and 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN In their discretion, the proxies named on the front of this card are authorized to vote 1. To approve the issuance of shares of Replidyne common stock pursuant to the upon such other matters as may properly come before the Special Meeting of Agreement and Plan of Merger and Reorganization, dated as of November 3, 2008, Stockholders and at any adjournment or postponement thereof. among Replidyne, Responder Merger Sub, Inc., a Minnesota corporation and a wholly owned subsidiary of Replidyne, and Cardiovascular Systems, Inc., a Minnesota The shares represented by this Proxy will be voted “FOR” Proposal Nos. 1, 2, 3, corporation. 4, 5 and 6 set forth herein if no instruction to the contrary is indicated or if no 2. To authorize Replidyne’s board of directors to amend Replidyne’s restated certificate instruction is given. of incorporation to effect a reverse stock split of the issued and outstanding shares of Replidyne’s common stock in a ratio of up to one for 50, if and as determined by Replidyne’s board of directors. 3. To approve an amendment to Replidyne’s restated certificate of incorporation to change the name “Replidyne, Inc.” to “Cardiovascular Systems, Inc.” 4. To approve Replidyne’s assumption of the Cardiovascular Systems, Inc. 2007 Equity Incentive Plan to be used by Replidyne following the consummation of the merger, together with an increase in the number of shares of Cardiovascular Systems common stock reserved for issuance under the plan from 3,379,397 to ___, which following the merger will be converted into shares of Replidyne common stock, subject to further adjustment for the reverse stock split anticipated before closing of the merger. 5. To approve an amendment to the Replidyne, Inc. 2006 Employee Stock Purchase Plan to (i) increase the number of shares of Replidyne common stock reserved under the plan from 305,872 to 1,920,872, subject to further adjustment for the reverse stock split anticipated before the closing of the merger and (ii) amend the “evergreen” provisions of the plan to provide that on July 1st of each year, beginning with July 1, 2009, the share reserve under the plan automatically will be increased by a number of JOHN SMITH shares equal to the lesser of (A) one percent (1.0%) of the total number of shares of 1234 MAIN STREET Replidyne common stock outstanding on such date, or (B) 1,800,000 shares (subject to adjustment for the reverse stock split anticipated before the closing of the merger), APT. 203 unless Replidyne’s board of directors designates a smaller number of shares. NEW YORK, NY 1 0038 6. If necessary, to adjourn the Replidyne special meeting to solicit additional proxies if there are not sufficient votes for Proposal No. 1, 2, 3, 4 or 5. I PLAN TO ATTEND THE MEETING To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 REPLIDYNE, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2009 The undersigned hereby appoints Kenneth Collins and Mark Smith, as proxies, with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote all the shares of stock of Replidyne, Inc., a Delaware corporation, standing in the name of the undersigned with all powers which the undersigned would have if present at the Special Meeting of Stockholders to be held on February 24, 2009, at 9:00 a.m. Mountain time and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could so act if personally present thereat, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no selection is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6. (Continued and to be signed on the reverse side) 14475